Exhibit 99.4

Rowan and Ensco Agree to Merge and

Form Industry-Leading Offshore Drilling Company

Employee Frequently Asked Questions (FAQs)

October 8, 2018

We prepared this initial FAQ to address your questions regarding the proposed combination with Ensco. As this process moves forward, we will keep you apprised of important news.

Note: For employees who are Rowan shareholders, a joint proxy statement will soon be filed with the SEC that addresses many shareholder-related questions. It will be available on our website, www.rowan.com.

1.	What was announced?

Today, we announced that Rowan and Ensco intend to combine to form one company. The combination of the two companies is structured as a merger of equals. The combination is not a sale of Rowan.

Details of the announcement were provided in a press release issued today. Additionally, President and CEO Tom Burke sent a memo to employees via email, which was also posted on DrillNet and Rig Home.

2.	Why are we combining with Ensco? And why now?

Both Rowan and Ensco are pursuing the proposed combination from a position of strength. Combined, the two companies will have a greater ability to serve our customers and grow as the offshore sector recovers. Together, our companies will create a stronger offshore driller built upon the foundation of shared core values including safety and environmental protection, respectful and ethical behavior, and continuously improving our operations.

Geographic and customer diversification, as well as financial strength have become increasingly important in the offshore drilling sector. Customers will benefit from a more diversified fleet of rigs, as well as operations that span six continents. Financially, we will be even stronger, with a combined enterprise value of $12 billion, $2.7 billion of revenue backlog and a solid balance sheet.

3.	When will the combination be completed?

We expect the transaction will close during the first half of 2019, although it could close later in 2019. The timing of the close is dependent on the review by several regulatory agencies and the approval of Rowan and Ensco shareholders.

4.	What should I do in the interim?

We MUST conduct business as usual. It is very important to stay focused on your normal day-to-day job. We understand this news may cause concern, but no changes resulting from the proposed combination will be made to our company or business processes until the transaction is closed in 2019.

The company is committed to providing relevant updates about the merger and committed to treating all Rowan and Ensco employees fairly and with respect as we move through this process.

In the meantime, please remain completely focused on your daily responsibilities and reach out to your supervisor with any questions.

5.	Given the proposed combination, what is our relationship with Ensco?

Until close, we will operate as two independent offshore drillers. You should not contact employees at Ensco unless directed by your supervisor. We will be conducting some joint planning for the new company where permitted, but this will be closely managed and coordinated.

6.	Describe the leadership of the combined company.

Rowan’s President and CEO Tom Burke will be Chief Executive Officer of the combined company. Ensco’s CFO will be the CFO of the combined company. The senior management team of the combined company will be drawn from both Rowan and Ensco’s current senior management teams. These positions will be decided in the near term and communicated accordingly.

Ensco’s CEO and President Carl Trowell will be the Executive Chairman of the combined company’s board of directors. The other ten directors will be drawn equally from the current board of directors of both Rowan and Ensco.

7.	Will systems, policies and procedures change?

No changes associated with the combination will be made until after the transaction closes. Operating systems, policies and procedures that incorporate best practices from our two companies will be standardized across the combined company over time. We do not anticipate any significant changes to day-to-day operations on Rowan rigs.

8.	Will the Company have a new name?

We plan to evaluate the combined company’s name and brand as part of the integration planning process and will provide updates accordingly. The likely name for the new company will be Ensco Rowan plc.

9.	Will employee health benefits change?

We are now entering the benefits enrollment process for next year and no changes are anticipated for 2019 because of the proposed combination. As we integrate our companies after closing, individual benefit plans will be evaluated, and management will select the most appropriate plans for the combined company.

10.	Will eligible bonuses earned in 2018 be paid in 2019 as usual?

Yes.

11.	How will the transition impact customers?

There will be no changes until closing. Customers must continue to receive exceptional service.

12.	Where will the headquarters be located?

Today, Rowan and Ensco are UK companies. After closing, the combined company will remain a UK company and its headquarters will be a small office in London. The combined company will have a significant corporate office in Houston and in regional shore bases. Senior executives will be based in both London and Houston.

13.	Who will be affected by the combined company?

While the proposed combination is transformational for both companies and will result in changes, the majority of Rowan and Ensco employees will not be materially affected by the combination.

However, as we combine the two companies shorebased offices and positions where there is overlap may be consolidated. We recognize that the proposed transaction will create concern and uncertainty around some employees’ roles in the combined organization and we intend to keep you informed as important decisions are made. We are committed to treating all Rowan and Ensco employees fairly and with respect as we move through this process.

14.	How will offshore crews be affected?

We do not expect the combination will significantly affect our offshore crews.

15.	Will severance packages be offered to employees who lose their jobs as a result of the combination?

Yes. Rowan’s severance policy can be found in RMS. Employees who choose to leave the company voluntarily will not be eligible for severance.

16.	How does this combination impact ARO Drilling?

ARO management and operations are not expected to change because of this combination. The combined company will continue to support ARO through transition services. Ensco’s operations in Saudi Arabia will not be combined with ARO Drilling in the near future.

17.	What are the plans for our Houston and Aberdeen offices?

The combined company intends to keep a significant presence in both Houston and Aberdeen. We plan to consolidate office spaces after closing the proposed transaction (in 2019), but have not yet decided on location or timing. We do not anticipate any significant changes to any of our other offices. Additional information will be provided to employees who are affected by the consolidation as plans are finalized and decisions are made.

18.	What should I do if I receive questions from the media, investment community or customers?

Senior managers will be communicating with customers regarding the announcement.

Should you receive questions from other outside parties, such as the media or investment analysts, please refer them to Son Vann, VP Corporate Development, at 1-713-960-7655. For questions from customers, please refer them to Alan Quintero, SVP Business Development, at 1-713-960-7690.

19.	Who should I contact with questions?

Please contact your supervisor with additional questions.

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to discounted cash flows, revenue growth, future dividend levels, credit ratings or other attributes of Ensco plc (“Ensco”) following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)). Forward-looking statements include words or phrases such as "anticipate," "believe," “contemplate,” "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of Rowan Companies plc (“Rowan”), delays, costs and difficulties related to the transaction, market conditions, and Ensco’s financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco’s and Rowan’s Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of today. Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC. To the extent Ensco effects the proposed transaction as a court-sanctioned scheme of arrangement between Rowan and Rowan’s shareholders under the UK Companies Act of 2006, as amended, the issuance of Ensco’s ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines to conduct an acquisition of Rowan pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to Ensco’s ordinary shares that would be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ENSCO AND ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Ensco and Rowan in connection with the Ensco and Rowan shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Ensco and Rowan with the SEC from the SEC's website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to either Investor Relations, Ensco plc, 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400, or Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800. Copies of the documents filed by Ensco with the SEC will be available free of charge on Ensco’s website at www.enscoplc.com under the tab “Investors.” Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan’s website at www.rowan.com/investor-relations.

Participants in the Solicitation

Ensco and Rowan and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in Ensco's proxy statement relating to its 2018 General Meeting of Shareholders and Rowan’s proxy statement relating to its 2018 General Meeting of Shareholders, as filed with the SEC on March 30, 2018 and April 3, 2018, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies' security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process

Ensco and Rowan are incorporated under the laws of England and Wales. In addition, some of its officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Ensco, Rowan or their respective officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Ensco, Rowan or their respective officers or directors in a non-U.S. court for violations of the U.S. securities laws.

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